Filed pursuant to Rule 497(a)

Registration No. 333-276056

Rule 482ad

Morgan Stanley Direct Lending Fund Prices Initial Public Offering

New York — January 23, 2024—Morgan Stanley Direct Lending Fund (“MSDL”), a business development company externally managed by MS Capital Partners Adviser Inc., today announced that it priced its initial public offering of 5,000,000 shares of its common stock, par value $0.001 per share (the “Common Stock”) at $20.67 per share. MSDL’s shares of Common Stock are expected to begin trading on The New York Stock Exchange on January 24, 2024 under the symbol “MSDL.” MSDL also granted the underwriters an option to purchase up to an additional 750,000 shares of Common Stock to cover overallotments, if any. The closing of the offering is subject to customary closing conditions. The shares are expected to be delivered on or about January 26, 2024.

MSDL intends to use the net proceeds from this offering to repay a portion of the amounts outstanding under its credit facilities, to make investments in accordance with its investment objectives and strategies, and for other general corporate purposes.

Morgan Stanley, J.P. Morgan, and Wells Fargo Securities are acting as lead joint book-running managers for the offering. Keefe, Bruyette and Woods, A Stifel Company, Raymond James, RBC Capital Markets, and UBS Investment Bank are also acting as joint book-running managers for the offering. ING, JMP Securities, A Citizens Company, MUFG, SMBC Nikko, Academy Securities, Loop Capital Markets, R. Seelaus & Co., LLC, and Ramirez & Co., Inc. are acting as co-managers for the offering.

A registration statement relating to these securities was filed with the U.S. Securities and Exchange Commission (“SEC”) and was declared effective on January 23, 2024.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of MSDL before investing. The preliminary prospectus contains this and other information about MSDL and should be read carefully before investing. The information in the registration statement is not complete and may be changed.

This press release will not constitute an offer to sell or the solicitation of an offer to buy the securities described above nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such state or jurisdiction. Offers of these securities are made only by means of the prospectus. The SEC has not approved or disapproved these securities or passed upon the adequacy of the preliminary prospectus. Any representation to the contrary is a criminal offense.

The offering of these securities is being made only by means of a prospectus forming part of the registration statement, copies of which may be obtained, when available, from: Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, New York 10014; J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by telephone at 866-803-9204 or by email at prospectus-eq_fi@jpmchase.com; and Wells Fargo Securities, 90 South 7th Street, 5th Floor, Minneapolis, MN 55402, at 800-645-3751 (option #5) or email a request to WFScustomerservice@wellsfargo.com.

About Morgan Stanley Direct Lending Fund

Morgan Stanley Direct Lending Fund (MSDL) is a non-diversified, externally managed specialty finance company focused on lending to middle-market companies. As of September 30, 2023, MSDL had an investment portfolio of $3.1 billion measured by fair value, and a net asset value of $1.5 billion. MSDL has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. MSDL is externally managed by MS Capital Partners Adviser Inc., an indirect, wholly owned subsidiary of Morgan Stanley. Morgan Stanley Investment Management is a global investment manager with approximately $1.5 trillion of assets under management as of December 31, 2023. MSDL is not a subsidiary of or consolidated with Morgan Stanley.

Forward Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or MSDL’s future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties, including related changes in base interest rates and significant market volatility on MSDL’s business, MSDL’s portfolio companies, MSDL’s industry and the global economy. Actual results and conditions may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in MSDL’s filings with the SEC. MSDL undertakes no duty to update any forward-looking statements made herein.

Contact Us

For investor relations inquiries, send an email to MSDL@morganstanley.com

For media inquiries, please contact:

Alyson Barnes

Phone: +1 212 762-0514

alyson.barnes@morganstanley.com